UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2009 - November 30, 2010

Item 1. Reports to Stockholders.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND
ANNUAL REPORT 2010

MACQUARIE

CAUTION REGARDING FORWARD-LOOKING

STATEMENTS AND PAST PERFORMANCE

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s prospectus.

Investments in the Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of capital from the Fund or any particular rate of return.

1

Shareholder Letter

NOVEMBER 30, 2010 (unaudited)

Introduction

We are pleased to present this annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the twelve months (“Fund Year”) ended November 30, 2010 (“Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance &

Portfolio Review

The NAV total return for the Fund and certain indices for the Period are summarized in the table below. Although the Fund is not managed toward any benchmark, we believe the following indices offer a helpful frame of reference.

For the Year Ended November 30, 2010(1)	Total Returns (%)(2)
Macquarie Global Infrastructure
Total Return Fund – NAV	12.05%
Macquarie Global Infrastructure
Total Return Fund – Market Price	16.98%
Macquarie Global Infrastructure
Index(3) (“MGII”)	2.01%
MSCI Net World USD
Total Return Index(4)	5.98%

There were a number of drivers of the Fund’s positive return during the Period:

—	Strong recovery of listed infrastructure securities in global equity markets;

—	Consistent positive performance of Pipelines, which includes holdings in U.S.-domiciled Master Limited Partnerships (“MLPs”);

—	Strong performance of transportation infrastructure stocks; and

—	The Fund’s leverage which magnified the Fund’s positive return Let’s look at these reasons in further detail.

Strong Recovery of Listed

Infrastructure Securities in

global equity markets.

Following the severe market dislocation in 2008 through to March 2009, global listed infrastructure participated in the market rally that continued through much of the Period. Credit markets improved significantly, and investors began to allocate back into listed infrastructure and broader equities.

Unless otherwise indicated, all references to currency are to USD.

(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

(2)	Source: Bloomberg L.P.

(3)

The Macquarie Global Infrastructure Index consists of approximately 238 infrastructure/utilities stocks in the FTSE Global All-Cap Index, and has a combined market capitalization after investability weighting of approximately $1.3 trillion as of November 30, 2010.

(4)

The MSCI World is a stock market index of 1500 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI. This secondary index is listed for informational purposes. The index is denominated in U.S. Dollars.

2

Overall, investor sentiment improved on generally stronger economic data and optimism that ‘the worst had passed’.

After lagging broader global equity markets early in 2010, the infrastructure sector outperformed for the remainder of the period. In addition to the sound operating results of many infrastructure companies, the sector also benefitted from the ongoing low interest rate environment which is supportive of the valuation of long duration infrastructure assets.

The regulated and contracted infrastructure sectors generally performed well as the market’s focus on yield increased with interest rates anchored around record lows. These companies often have higher distribution yields - based on their stable businesses with high cash generating assets - and thus were keenly sought in the lower interest rate environment. A number of infrastructure companies were also able to take advantage of the low interest rate environment to lock in long term financing at very low rates.

The equity market consolidated towards the end of the period, following the Federal Reserve’s announcement of additional quantitative easing, on renewed European sovereign debt concerns and policy tightening in China.

There was some corporate activity in the infrastructure sector during the year where the transaction prices were at a material premium to the listed market and were a tangible recognition by sophisticated investors of some of the inherent value within the listed infrastructure sector.

Pipelines sector

The Pipelines sector was the Fund’s top sector contributor to performance for the Period. The sector performed strongly over the year, led by U.S.-listed MLPs such as Enterprise Product Partners, Magellan Midstream Partners, and Energy Transfer Partners, and Canada’s Enbridge Inc.

These entities own pipeline and associated energy infrastructure assets. They strongly outperformed the broader infrastructure sector over the Period. They have continued to benefit from their solid operational performance and reliable dividend generation resulting from predictable and defensive cash flows. Their attractive yields have been keenly sought by investors in the prevailing low interest rate environment.

Several of these stocks are also taking advantage of organic growth opportunities to invest in new projects which are expected to generate attractive, low risk returns above their cost of capital.

3

Shareholder Letter

NOVEMBER 30, 2010 (unaudited)

We reduced exposure in several securities after strong performance and switched into stocks which, we believed, were more attractively priced.

Transportation Infrastructure

The transportation infrastructure sectors benefitted from volume growth over the year and contributed meaningfully to total return.

The Toll Roads sector was led by Intoll Group in Australia, China’s Jiangsu Expressway, France’s Vinci, and Australian’s Transurban. Intoll accepted a takeover bid at a 42% premium, which realized the valuation upside we had identified in this stock(5). Jiangsu experienced solid traffic growth and, later in the year, there were market expectations that the government may approve a toll increase. Vinci also posted gains due to a steady improvement in traffic on its French motorways and the contracting business showing strong signs of a recovery. Despite the Board’s rejection of a takeover offer, Transurban performed well as it continued to report solid traffic growth and earnings.

Seaports benefited from improved sentiment about the economic outlook and expected container volume growth. Both Hamburger Hafen und Logistik, which operates at the Port of Hamburg in Germany,

(5)	Source: Intoll Group

(6)	Source: National Grid Plc

and China Merchants, which owns a number of Chinese and Asian ports, experienced strong growth in container volumes, in keeping with the rebound in global trade.

The Airports sector was buoyed by the steady rebound in passenger traffic. Towards year-end, the International Air Transport Association reported that global passenger traffic had returned to pre-recession levels. Among the stronger stock performers were Fraport in Germany, Flughafen Zuerich in Switzerland, Grupo Aeroportuario del Pacifico in Mexico, and Aeroports de Paris.

Other Notable Contributors and Detractors

There was also a strong contribution from Electricity Transmission. The standout performer was ITC Holdings in the U.S. which was up strongly over the year, as the market began to re-rate its strong regulated growth profile. National Grid in the U.K. rebounded from its fall at the end of May after announcing a GBP 3.2 billion capital-raising to partly fund a large capital investment program over coming years(6). The Fund took advantage of the large share price fall to initiate a new position at an attractive entry point.

4

The Water sector made a good contribution, led by Severn Trent in the U.K. It performed well operationally and benefitted from improved market sentiment after the final regulatory determination improved on the draft ruling and removed uncertainty.

The Electricity Generation sector made a small detraction from the Fund’s return, with slight declines in several stocks.

The significant fall in the U.S. Dollar made a material contribution to return last year, but this reversed to some extent this year. While the Australian Dollar appreciated by 5% and the Canadian Dollar gained 3%, the Euro depreciated by 13% and the British Pound by 5% relative to the U.S. Dollar(7). These four currencies represented approximately 61% of the Fund at the Period’s end.

Overall the Fund’s foreign currency exposure detracted from total return over the Period.

Leverage

The Fund’s leverage contributed positively to NAV performance as it magnified the Fund’s positive return from the stronger equity prices.

To avoid magnifying the U.S. Dollar exposure due to leverage, the Fund also borrowed in Euro to partially

match the currency exposure of the investments with the currency of the borrowings.

As of November 30, 2010, the Fund had $60 million, and €18 million in leverage outstanding and $40 million, and €2 million of available commitments. The Fund’s leverage was 20.0% based on Total Assets, which is well within the limit outlined in the Fund’s Prospectus.

As always, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance Relative to the MGII

The Fund, which is not managed against any benchmark, outperformed its reference index, the MGII.

The main contributors were stock selection and overweight positions in Pipelines and Toll Roads, the overweight position in Airports and Seaports and the underweight position and stock selection in Electric Utility sector and stock selection in Electricity Transmission. The Fund’s leverage also contributed to the size of the outperformance.

(7) Source: Bloomberg L.P.

5

Shareholder Letter

NOVEMBER 30, 2010 (unaudited)

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 42 global infrastructure stocks representing 15 countries and 12 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of November 30, 2010.

Rank	Stock	Country	Infrastructure Sector (8)	%(9)
1	Atlantia Spa	Italy	Toll Roads	4.5
2	National Grid	United Kingdom	Electricity Transmission	4.5
3	PG&E Corp	United States	Electric Utility	4.3
4	Spark Infrastructure	Australia	Electricity & Gas Distribution	4.3
5	Vinci	France	Toll Roads	4.2
6	Asciano	Australia	Seaports	3.8
7	Hamburger Hafen und Logistik	Germany	Seaports	3.5
8	American Electric Power	United States	Electric Utility	3.5
9	Tokyo Gas	Japan	Electricity & Gas Distribution	3.4
10	Aeroports De Paris	France	Airports	3.4

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2009(9)	% Point Change over Period	% of Fund on November 30, 2010(9)
United States	19.4	1.9	21.3
Australia	11.6	3.4	15.0
France	10.5	2.5	13.0
China	8.8	0.1	8.9
United Kingdom	3.8	3.8	7.6
Italy	5.0	0.6	5.6
Spain	9.8	(4.7)	5.1
Canada	5.4	(0.7)	4.7
Germany	9.2	(5.7)	3.5
Japan	4.3	(0.9)	3.4
Brazil	2.5	0.2	2.7
Luxembourg	–	2.0	2.0
Switzerland	1.5	0.2	1.7
South Korea	1.0	0.5	1.5
Mexico	1.2	–	1.2
India	0.4	(0.4)	–
New Zealand	0.9	(0.9)	–
United Arab Emirates	1.6	(1.6)	–
Other Net Assets	3.1	(0.3)	2.8

(8)	Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification.

(9)	Based on Total Assets as defined in the Prospectus.

6

Infrastructure Sector(8)	% of Fund on November 30, 2009(8)(9)	% Point Change over Period	% of Fund on November 30, 2010(8)(9)
Toll Roads	16.4	4.1	20.5
Electric Utility	13.9	3.9	17.8
Pipelines	17.8	(5.0)	12.8
Seaports	8.9	0.7	9.6
Electricity
Transmission	6.8	2.2	9.0
Airports	12.3	(3.6)	8.7
Electricity & Gas
Distribution	9.2	(1.5)	7.7
Water	5.4	(2.3)	3.1
Electricity
Generation	2.0	–	2.0
Communications	–	2.0	2.0
Diversified	1.1	0.9	2.0
Social Infrastructure	–	2.0	2.0
Other	1.5	(1.5)	–
Rail/Other
Transportation	1.6	(1.6)	–
Other Net Assets	3.1	(0.3)	2.8

Distributions

During the Period, the Fund paid four regularly scheduled quarterly distributions totaling $0.64 per share. The Fund also paid a distribution of $0.40 per share on September 30.

The Fund bases its quarterly distributions, in part, on good faith estimates of both current income for the year as well as any “spillover” income from the prior year. In connection with the recent completion of the Fund’s prior year tax returns, the Fund determined that its actual income in 2009 exceeded its estimates due to the sale of U.S. MLP interests and business income associated with the MLPs. The special distribution paid during the Period was attributable to these factors, a portion of which was required to be distributed in order for the Fund to maintain its status as a regulated investment company under the Subchapter M of the Internal Revenue Code.

On December 7, 2010, the MGU Board approved a 12.5% increase in the regular quarterly distribution to $0.18 per share to shareholders of record on December 23, 2010, payable on December 31, 2010. Based on the Fund’s NAV of $19.31 and closing market price of $16.44 on November 30, 2010, the most recent $0.18 per share distribution represents an annualized distribution rate of 3.7% on NAV and 4.4% on market price, respectively.

7

Shareholder Letter

NOVEMBER 30, 2010 (unaudited)

Outlook

The global economic recovery continues to develop, with growth led by Asia followed by the United States, while Europe is expected to continue to lag.

The fiscal position of many governments, particularly those in developed countries (such as in Europe) has deteriorated sharply as a result of the financial support measures provided during the global financial crisis and the recession that ensued. In times of heightened financial stress, governments in a number of countries have historically needed to privatize assets and/or increase the private sector’s involvement in financing the provision of major new infrastructure. We expect to see this trend in 2011, thereby creating further opportunities for listed infrastructure investors.

Late in the Period, several countries including Spain, Brazil and the Philippines announced major investment plans focused on infrastructure. The European Union’s Commissioner for Energy said the EU needs to invest €200 billion over the next 10 years to extend its natural gas and energy grids, which are crucial to meeting its environmental goals and to support economic growth.

We continue to expect new opportunities for infrastructure investors flowing from government initiatives to increase private sector involvement in the provision of infrastructure.

We believe the operational performance and cash flow generation by the companies in the portfolio is sound. In the transportation infrastructure sectors, volumes continue to grow. A number of companies are reporting volumes above their previous (pre-recession) highs.

In our view, the ongoing low interest rate environment is supportive of the valuation of long duration infrastructure assets and infrastructure companies will likely continue to take advantage of the low interest rate environment to lock in attractively priced long term finance.

The Fund holds what we believe are high quality stocks, balanced between the regulated/contracted sectors, the “user demand” transportation infrastructure sectors and selective holdings among electricity utilities.

8

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/ or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Andrew Maple-Brown

Portfolio Manager

Brad Frishberg

Chief Executive Officer

9

Schedule of Investments

NOVEMBER 30, 2010

(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS - 114.97%
Australia - 18.71%
Asciano, Ltd.(1)(2)	10,113,671	$15,704,157
Intoll Group(2)	6,648,497	9,622,573
MAp Group(2)	2,158,928	6,290,752
Spark Infrastructure Group(2)(3)	16,705,813	17,853,907
Transurban Group(2)	2,625,280	13,084,881
		62,556,270

Brazil - 3.43%
EDP Energias do Brasil SA(2)	396,800	8,470,127
LLX Logistica SA(1)	606,700	3,007,670
		11,477,797

Canada - 5.84%
Enbridge, Inc.	122,230	6,803,587
TransCanada Corp.(4)	360,823	12,723,971
		19,527,558

China - 11.15%
Beijing Capital International Airport Co., Ltd.	6,476,000	3,544,449
Beijing Enterprises Holdings, Ltd.	1,300,500	8,198,152
China Longyuan Power Group Corp.(1)	4,167,000	3,869,116
China Merchants Holdings International Co., Ltd.	9,101	35,923
Dalian Port PDA Co., Ltd.	15,410,000	6,767,215
Jiangsu Expressway Co., Ltd.	6,070,000	6,605,388
Zhejiang Expressway Co., Ltd.	8,782,609	8,279,185
		37,299,428

France - 16.21%
Aeroports de Paris	185,085	14,167,451
Electricite de France(4)	200,838	8,376,179
GDF Suez	426,497	14,144,782
Vinci SA	361,543	17,504,840
		54,193,252

Germany - 4.40%
Hamburger Hafen und Logistik AG(2)	366,280	14,698,460

Italy - 7.03%
Atlantia SpA(2)	965,079	18,878,413
Enel Green Power SpA(1)(4)	2,337,964	4,612,865
		23,491,278

Japan - 4.30%
Tokyo Gas Co., Ltd.	3,296,473	14,377,018

See Notes to Financial Statements.

10

Description	Shares	Value $

Luxembourg - 2.44%
SES SA	352,414	$ 8,156,313

Mexico - 1.57%
Grupo Aeroportuario del Pacifico SA de CV - Class B	1,368,706	5,244,815

South Korea - 1.82%
Korea Electric Power Corp.(1)	254,750	6,086,402

Spain - 6.36%
Abertis Infraestructuras SA	725,951	11,557,508
Enagas SA(2)	44,544	823,069
Red Electrica de Espana SA(2)	203,589	8,901,849
		21,282,426

Switzerland - 2.16%
Flughafen Zuerich AG(2)	19,928	7,217,484

United Kingdom - 9.50%
National Grid Plc	2,118,709	18,718,723
Severn Trent Plc(2)	580,243	13,050,729
		31,769,452

United States - 20.05%
American Electric Power Co., Inc.	410,900	14,628,040
Corrections Corp. of America(1)(2)	350,700	8,469,405
FirstEnergy Corp.	133,400	4,683,674
ITC Holdings Corp.(2)	167,003	10,112,032
PG&E Corp.(2)	384,000	18,021,120
Spectra Energy Corp.(2)	467,700	11,117,229
		67,031,500

Total Common Stocks		$384,409,453
(Cost $399,146,153)

See Notes to Financial Statements.

11

Schedule of Investments

NOVEMBER 30, 2010

(Expressed in U.S. Dollars)

Description		Shares	Value $

MASTER LIMITED PARTNERSHIPS - 6.57%
United States - 6.57%
Energy Transfer Partners LP(2)		166,633	$8,443,294
Enterprise Products Partners LP(2)		159,178	6,698,210
Magellan Midstream Partners LP(2)		121,967	6,830,152
			21,971,656

Total Master Limited Partnerships			21,971,656
(Cost $18,349,693)

Description	7 Day Yield	Shares	Value$

SHORT TERM INVESTMENTS - 2.21%
Money Market Fund - 2.21%
Northern Institutional
Government Select Portfolio	0.020%	7,401,837	7,401,837

Total Short Term Investments			7,401,837
(Cost $7,401,837)

Total Investments - 123.75%			413,782,946
(Excluding investments purchased with cash collateral from securities loaned)
(Cost $424,897,683)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED - 6.93%
Invesco Short-Term Investments Trust, Liquid
Assets Portfolio, Institutional Class(5)	0.06%	23,190,917	23,190,917

Total Investments Purchased with Cash Collateral From Securities Loaned			23,190,917
(Cost $23,190,917)

Total Investments - 130.68%			436,973,863
(Cost $448,088,600)

Other Liabilities Less Other Assets - (3.86)%			(18,911,174)

Leverage Facility - (26.82)%(6)			(83,692,092)

Total Net Assets - 100.00%			$334,370,597

(1)	Non-Income Producing Security.

(2)

All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $200,085,336 as of November 30, 2010.

See Notes to Financial Statements.

12

(3)

Security is not registered in the U.S., but may be resold only to “qualified institutional buyers” in transactions exempt from registration in accordance to Rule 144A under the Securities Act of 1933 and is technically considered a “restricted security”. The restricted security represented 5.34% of net assets as of November 30, 2010.

(4)	All or a portion of the security is on loan as of November 30, 2010.

(5)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 8).

(6)

Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 7 Under Notes to Financial Statements).

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
LP	Limited Partnership.
Ltd.	Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	Sociedad Anonima de Capital Variable is a Spanish Variable Capital Company.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2010

(Expressed in U.S. Dollars)

ASSETS:
Investments*, at value (Cost $448,088,600)	$436,973,863
Foreign currency, at value (Cost $5,143,291)	5,271,989
Dividends receivable	483,159
Tax reclaim receivable	503,651
Securities lending interest receivable	96,663
Receivable for investment securities sold	3,270,990
Other assets	67,357
Total Assets	446,667,672

LIABILITIES:
Payable for investment securities purchased	4,017,443
Payable for collateral upon return of securities loaned (Note 8)	23,190,917
Loans payable, at value (Cost $84,000,000) (Note 7)	83,692,092
Accrued interest on loans payable	37,507
Accrued investment advisory expense	1,046,597
Accrued legal expense	39,108
Accrued administration expense	32,877
Accrued directors expense	39,290
Other payables and accrued expenses	201,244
Total Liabilities	112,297,075
Net Assets	$334,370,597

COMPOSITION OF NET ASSETS:
Paid-in capital	$415,830,546
Accumulated net investment income	3,216,021
Accumulated net realized loss on investments	(73,999,700)
Net unrealized depreciation on investments and foreign currency translation	(10,676,270)
Net Assets	$334,370,597

Shares of common stock outstanding at $0.001 par value,
100,000,000 shares authorized	17,317,074
Net Asset Value Per Share	$19.31

*	At November 30, 2010, securities with a market value of $21,990,503, were on loan to brokers.

See Notes to Financial Statements.

14

Statement of Operations

FOR THE YEAR ENDED NOVEMBER 30, 2010

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $1,206,675)	$16,231,545
Securities lending income	218,973
Interest	1,464
Total Investment Income	16,451,982

EXPENSES:
Investment advisory	4,022,317
Interest on loan	1,624,122
Administration	400,000
Legal	217,256
Excise Tax	166,354
Directors	157,419
Audit & tax services	138,033
Insurance	110,652
Custody	101,955
Printing	85,912
Transfer agent	25,481
Miscellaneous	50,028
Total Expenses	7,099,529
Net Investment Income	9,352,453

Net realized gain/loss on:
Investment securities	24,411,194
Interest rate swap contract	(2,023,812)
Foreign currency transactions	(1,303,698)
Net change in unrealized appreciation/depreciation on:
Investment securities	1,285,120
Swap contract	1,936,054
Translation of assets and liabilities denominated in foreign currencies	424,068
Net Realized and Unrealized Gain on Investments	24,728,926

Net Increase in Net Assets From Operations	$34,081,379

See Notes to Financial Statements.	15

Statements of Changes in Net Assets

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in U.S. Dollars)

	2010	2009
FROM OPERATIONS:
Net investment income	$9,352,453	$11,927,277
Net realized gain/loss on:
Investment securities	24,411,194	(50,002,599)
Interest rate swap contract	(2,023,812)	(880,524)
Total return swap contract	–	(4,431,746)
Foreign currency transactions	(1,303,698)	(423,230)
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency translation	3,645,242	126,992,191
Net Increase in Net Assets From Operations	34,081,379	83,181,369

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(18,009,758)	(12,641,464)
Total Distributions	(18,009,758)	(12,641,464)

Net Increase in Net Assets	16,071,621	70,539,905

NET ASSETS:
Beginning of period	$318,298,976	$247,759,071
End of period*	$334,370,597	$318,298,976
*Includes Accumulated Net Investment Income/Loss of:	$3,216,021	$(1,986,973)

See Notes to Financial Statements.

16

Statement of Cash Flows

FOR THE YEAR ENDED NOVEMBER 30, 2010

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$34,081,379
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(341,307,802)
Proceeds from disposition of investment securities	348,707,473
Net realized gain from investment securities	(24,411,194)
Proceeds from disposition of short-term investment securities	7,280,033
Net change in unrealized appreciation/depreciation on investments	(1,285,120)
Net change in unrealized appreciation/depreciation on swap contract	(1,936,054)
Increase in receivable for collateral for securities loaned	(23,190,917)
Increase in payabe for investment securities purchased	1,219,244
Increase in payable upon return of securities loaned	23,190,917
Increase in receivable on investment securities sold	(2,712,654)
Decrease in dividends receivable	893,963
Increase in tax reclaim receivable	(37,081)
Increase in interest receivable	(96,289)
Decrease in other assets	212,435
Decrease in accrued interest on loans payable	(65,100)
Increase in accrued investment advisory expense	100,443
Increase in accrued legal expense	7,449
Increase in accrued directors expense	137
Increase in other payables and accrued expenses	8,674
Net Cash Provided by Operating Activities	20,659,936

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	23,703,606
Repayment of bank borrowing	(22,011,514)
Cash distributions paid	(18,009,758)
Net Cash Used in Financing Activities	(16,317,666)

Net increase in cash	4,342,270
Cash and foreign currency, beginning balance	$929,719
Cash and foreign currency, ending balance	$5,271,989

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on bank borrowing:	$1,559,022

See Notes to Financial Statements.

17

Financial Highlights

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in U.S. Dollars)

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period
Income from investment operations:
Net investment income
Net realized and unrealized gain/loss on investments
Total from Investment Operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income
Net realized gains on investments
Total Distributions

Net asset value - end of period
Market Price - end of period

Total Investment Return - Net Asset Value(1)
Total Investment Return - Market Price(1)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)
Ratios to average net assets attributable to common shareholders:
Expenses(2)
Expenses excluding interest expense
Net investment income
Portfolio turnover rate
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)
Asset Coverage Ratio to Total Assets(3)

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commisions on buying and selling of MGU shares, but do include commisions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

(2)

For the years ended November 30, 2010, 2009, 2008, 2007 and 2006, the annualized ratios to Total Assets were 1.72%, 2.00%, 2.33%, 2.46% and 2.66%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(3)	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 7 Under Notes to Financial Statements)

See Notes to Financial Statements.

18

2010	2009	2008	2007	2006

$18.38	$14.31	$35.35	$28.81	$22.93

0.54	0.69	1.40	1.30	1.29
1.43	4.11	(16.86)	7.34	6.14
1.97	4.80	(15.46)	8.64	7.43

(1.04)	(0.73)	(1.60)	(2.10)	(1.55)
–	–	(3.98)	–	–
(1.04)	(0.73)	(5.58)	(2.10)	(1.55)

$19.31	$18.38	$14.31	$35.35	$28.81
$16.44	$14.99	$10.18	$31.45	$26.87

12.05%	36.18%	(50.69)%	31.51%	34.43%
16.98%	56.12%	(60.57)%	25.45%	38.95%

$334,371	$318,299	$247,759	$604,702	$489,844

2.19%	2.63%	3.14%	3.12%	3.57%
1.69%	1.76%	1.69%	1.54%	1.69%
2.89%	4.56%	5.42%	3.95%	5.15%
85%	71%	34%	41%	26%

$83,692	$82,000	$90,000	$150,000	$150,000
500%	488%	375%	503%	427%

19

Notes to Financial Statements

NOVEMBER 30, 2010

1. Organization and Significant Accounting Policies

Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or the “Fund”) is a non-diversified, closed-end investment management company registered under the Investment Company Act of 1940 and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund commenced operations on August 26, 2005. The Fund had no operations prior to August 26, 2005 except for the sale of shares to Macquarie Capital Investment Management LLC (“MCIM” or the “Manager”) (formerly named Macquarie Fund Adviser, LLC). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of

America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

Restricted Cash: As of November 30, 2010, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S.

20

exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see detailed description of inputs and levels on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable,

21

Notes to Financial Statements

NOVEMBER 30, 2010

especially with unlisted securities or instruments, fair value is determined by the Valuation Committee comprised of the Board of Directors or a designee of the Board (including management of the Fund and the Advisor). In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

—	the projected cash flows for the issuer;

—	the fundamental business data relating to the issuer;

—	an evaluation of the forces that influence the market in which these securities are purchased and sold;

—	the type, size and cost of holding;

—	the financial statements of the issuer;

—	the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

—	the information as to any transactions in or offers for the holding;

—	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

—	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

—	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Fair Value Measurements: In September 2006, the Financial Accounting Standards Board (“FASB”) issued “Fair Value Measurements and Disclosures” (“Fair Value Statement” or “ASC 820.10.5,” formerly FAS 157) effective for fiscal years beginning after November 15, 2007. The Fair Value Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Fund adopted the Fair Value Statement as of the beginning of its fiscal year on December 1, 2008. Under the Fair Value Statement, various inputs are used in determining the value of the Fund’s investments.

In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

22

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Common Stocks	$384,409,453	$–	$–	$384,409,453
Master Limited Partnerships	21,971,656	–	–	21,971,656
Short-Term Investments	–	7,401,837	–	7,401,837
Investments Purchased with
Cash Collateral from
Securities Loaned	–	23,190,917	–	23,190,917
Total	$406,381,109	$30,592,754	$–	436,973,863

*	For detailed country descriptions, see the accompanying Schedule of Investments. For the year ended November 30, 2010, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

23

Notes to Financial Statements

NOVEMBER 30, 2010

In January, 2010, FASB issued “Improving Disclosures about Fair Value Measurements Update” (“ASU 2010-06”, or “Update”) which amends ASC 820.10.5, formerly FAS 157, effective for the annual periods beginning after December 15, 2009. The Fund has adopted ASU 2010-06 during the annual period ending November 30, 2010. This Update applies to Fund’s disclosures for transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy. This Update excludes disclosures for transfers triggered by fair valuation derived from the fair value pricing models.

At November 30, 2010, there were no non-U.S. exchange listed securities that were fair valued using IDC’s FVIS model and caused a significant movement between Level 1 and Level 2 fair value tiers.

Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

24

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Master limited partnerships, swaps, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of the Fund’s distributions.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires the market value of the collateral to exceed payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. As of November 30, 2010, the Fund did not hold any repurchase agreements in its portfolio.

2. Income Taxes

The Fund adopted the provisions of Accounting for Uncertainty in Income Taxes (the “Income Tax Statement” or “ASC 740.10.25,” formerly FIN 48) on December 1, 2007. The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement

25

Notes to Financial Statements

NOVEMBER 30, 2010

of Operations. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2005-2010 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Classification of Distributions:

Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2010 and 2009, respectively, were as follows:

Distributions paid from:

	2010	2009
Ordinary income	$18,009,758	$12,641,464
Total	$18,009,758	$12,641,464

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended November 30, 2010, the effects of certain differences were reclassified. The Fund decreased its accumulated net investment loss by $13,860,299, increased paid in capital by $2,769,688, and increased accumulated net realized loss by $16,629,987. These differences were primarily due to the differing tax treatment of foreign currency, investments in partnerships and swaps and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At November 30, 2010, the Fund had available for tax purposes unused capital loss carryover of $76,814,894, expiring November 30, 2017.

During the period ended November 30, 2010, the Fund utilized $13,607,463 of capital loss carryover.

26

As of November 30, 2010, deferred post-October losses were as follows:

Currency	$264,004

As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$4,711,306
Accumulated capital loss	(76,814,894)
Unrealized depreciation	(5,688,946)
Cumulative effect of other timing differences	(3,667,415)
Total	$(81,459,949)

As of November 30, 2010, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$28,136,814
Gross depreciation on investments (excess of tax cost over value)	(34,264,227)
Gross appreciation of foreign currency and other derivatives	438,467
Net unrealized depreciation	(5,688,946)
Total cost for federal income tax purposes	$443,101,276

The differences between book and tax net unrealized depreciation and cost were primarily due to the differing tax treatment of master limited partnerships and wash sale deferrals. The other timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships and the deferral of post-October losses.

3. Capital Transactions

	For The Years Ended November 30,

	2010	2009
Common shares outstanding – beginning of period	17,317,074	17,317,074
Common shares outstanding – end of period	17,317,074	17,317,074

27

Notes to Financial Statements

NOVEMBER 30, 2010

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities, for the year ended November, 30, 2010 aggregated $341,307,802 and $348,707,473, respectively.

Purchases and sales of U.S. government securities, for the year ended November 30, 2010 were $0 and $0 respectively.

5. Investment Advisory and Management Agreement

On July 20, 2010 the Board of Directors approved the renewal of the Investment Management Agreement with MCIM, pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-today portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

Brokerage Commissions: The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of the investment advisor. The commissions paid to the affiliated firm totaled $21,306 for the year ended November 30, 2010.

6. Derivative Instruments

In March 2008, the FASB issued “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement” or “ASC 815.10.5” and “ASC 815.10.15,” formerly FAS 133 and FAS 161, respectively). The Derivatives Statement is effective for interim and annual periods beginning after November 15, 2008. The Derivatives Statement requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund adopted the Derivatives Statement in the previous reporting period.

Interest Rate Swap Contract: On August 3, 2010 the Fund terminated an interest rate swap agreement with the National Australia Bank (“Counterparty”), rated by Standard and Poor’s as “AA Stable”, used to partially hedge its interest rate exposure on its leverage facility

28

described in Note 7. Even though the Fund’s investment in an interest rate swap contract represented an economic hedge, it was considered to be a non-hedge transaction for the purposes of ASC 815. During the year ended November 30, 2010 a realized loss of $2,023,812 was recorded upon termination of the swap agreement.

As of November 30, 2010, there was no effect of derivative instruments on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2010:

Derivatives not accounted for as hedging instruments	Location of Gain/ Loss On Derivatives Recognized in Income	Realized Gain/ Loss On Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation On Derivatives Recognized in Income
Interest rate swap	Net realized loss	$ (2,023,812)	$ 1,936,054
contract	on Interest rate
swap contract/Net
change in unrealized
appreciation/
depreciation on swap
contract
Total		$ (2,023,812)	$ 1,936,054

7. Leverage

On October 13, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the “BNP Paribas Facility”), which provides a credit facility to be used as leverage for the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). At November 30, 2010 the Fund maintained an asset coverage of 500%. The agreement was amended on July 23, 2010 to allow the Fund to borrow an additional €20 million. As of November 30,

2010 the Fund had $59,808,085 and €18,400,000 in leverage outstanding under the BNP Paribas Facility. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. As of November 30, 2010 the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $200,085,336.

The Fund pays interest monthly on the outstanding amounts under BNP Paribas Facility at the rate of 100 bps per annum above 3-month LIBOR for the U.S. Dollar line and 100 bps per annum above the 3-month EURIBOR for the Euro line. The interest payable

29

Notes to Financial Statements

NOVEMBER 30, 2010

on the U.S. Dollar line and Euro line is due monthly. As of November 30, 2010 the accrued interest on the outstanding borrowing by the Fund was $37,507. The daily average amounts outstanding under BNP Paribas Facility were $82,319,476 with an average rate on the borrowing of 1.34% for U.S. Dollar for the year ended November 30, 2010, and €15,801,562 with the average rate on borrowing of 1.95% for Euro for the period from July 23, 2010 to November 30, 2010.

The Fund also incurs a commitment fee of 50 bps for the amount of commitment available in excess of the outstanding loan. The unused amounts under the BNP Paribas Facility were $40,191,915 for the U.S. Dollar, and €1,600,000 for the Euro, as of the year ended November 30, 2010. The note payable is carried at cost, and adjusted for foreign currency translation daily on the Euro line of the BNP Paribas Facility.

8. Lending of Portfolio

Securities

The Fund from time to time may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which is invested in the Invesco Short-Term Investment Trust. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of November 30, 2010, the Fund had securities on loan valued at $21,990,503 and received cash collateral with a value of $23,190,917.

30

9. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

10. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $8,750, an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out of pocket expenses may be paid as incurred.

11. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

12. Subsequent Events

Distributions: On December 7, 2010 the Board of Directors approved an increase regular quarterly distribution to $0.18 per common share. The distribution was paid on December 31, 2010 to shareholders of record on December 23, 2010.

Change in Interested and Non-Interested Directors: On January 18, 2011, at the quarterly meeting of the Fund’s Board of Directors, Charles Wheeler tendered his resignation as the Interested Director of the Fund. Brad Frishberg, currently a Chief Executive Officer of the Fund, has been appointed as an Interested Director of the Fund, effective January 18, 2011. In addition, effective January 18, 2011, Thomas W. Hunersen was appointed to act as Chairman of the Board of Directors of the Fund. The annual retainer to be paid to the Chairman of the Board of Directors is increased by 25%. The compensation payable to other Non-Interested Directors with respect to their services on the Board remains unchanged.

Change in Executive Officers: On January 18, 2011, at the quarterly meeting of the Fund’s Board of Directors, Richard Butt announced his resignation as Chief Financial Officer, Treasurer and the Secretary of the Fund. The Board of Directors appointed Meredith Meyer as the Chief Financial Officer and the Treasurer of the Fund, and John Kim as the Fund’s Secretary and Chief Legal Officer, effective February 1, 2011.

No other subsequent events have come to our attention that merit disclosure in the Notes to Financial Statements.

31

Report of Independent Registered

Public Accounting Firm

NOVEMBER 30, 2010

To the Board of Directors and Shareholders of Macquarie Global Infrastructure Total Return Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Macquarie Global Infrastructure Total Return Fund Inc. (hereafter referred to as the “Fund”) at November 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

January 18, 2011

32

Additional Information

NOVEMBER 30, 2010 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, BNY Mellon, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by BNY Mellon, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

—	If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

—	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in

33

Additional Information

NOVEMBER 30, 2010 (unaudited)

Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 358016, Pittsburgh, PA 15252, Transfer Agent Services, 1-866-587-4518.

Board Approval of

Investment Advisory and

Management Agreement

The Directors, including all of the non-interested Directors, met on July 20, 2010 and considered the continuation of the Investment Advisory and Management Agreement with Macquarie Capital

Investment Management, LLC (“MCIM” or the “Adviser”) for a one-year term. In their consideration, the Directors took into account a memorandum from MCIM titled “Information in support of renewal of Investment Advisory Agreement” regarding the services rendered to the Fund by MCIM, relevant information provided and discussed previously at the Meeting, the experience of the person serving as principal portfolio manager, the organizational structure and key personnel of MCIM’s securities business and MCIM’s financial statements and information relating to its profitability. The Directors noted that it found the materials provided by MCIM to be responsive to the Board’s request for information. The Directors also considered a memorandum titled “Directors’ Duties and Responsibilities in Connection with the Renewal of the Advisory Agreement” (the “Memorandum”) describing the legal duties of the Directors under the Investment Company Act of 1940, which was reviewed with their independent counsel. The Directors also considered information prepared by Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for management services and expense and performance characteristics to those of other funds. In particular, the Directors considered the following:

(a)

The nature, extent and quality of services provided by the Adviser. The Directors reviewed the services that MCIM provides to the Fund, and considered its reputation as a manager of infrastructure assets. Representatives of MCIM presented an organizational chart for the MCIM business. The Directors also reviewed MCIM’s financial statements,

34

noting MCIM’s solvency. Based on this presentation, the Directors concluded that the services to be provided to the Fund by MCIM under the Investment Advisory and Management Agreement were appropriate and would continue to benefit the Fund.

(b)	Management fee, expense ratio and investment performance of the Fund, including a comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Directors reviewed two sets of presentations prepared by Lipper, which compared the Fund’s performance, management fees and expenses to other closed-end sector equity funds, including the other closed-end infrastructure fund sub-advised by MCIM. One set of funds was selected by Lipper and the other set selected by MCIM based on disclosed criteria. The Directors concluded that although the Fund’s fees and expenses were at the high end of the range of fees and expenses presented, they seemed commensurate with the responsibilities undertaken by MCIM when carrying out the Fund’s complex investment process and in light of the limitations of forming a comparable peer group since, as a global infrastructure fund, the Fund is a fairly unique product with few, if any, directly comparable funds. After discussing the data set forth in both presentations, the Directors concluded that the Fund’s performance was satisfactory and the Fund’s fees reasonable given the Fund’s investment objective and investment focus.

(c)	Cost of the services to be provided and profits realized by MCIM from the relationship with the Fund. The Directors considered the pro forma income statement relating to the cost of the services provided by MCIM and the profits realized by MCIM from its relationship with the Fund. It was noted that affiliates of MCIM did not derive any direct or indirect material economic benefits from MCIM’s relationship with the Fund. After reviewing the pro forma financial information, the Directors concluded that the profitability of MCIM attributable to the Fund did not suggest that the investment advisory fee was disproportionately large.

(d)	The extent to which economies of scale are realized as the Fund grows and whether fee levels reflect such economies of scale. The Directors considered that economies of scale should be predicated on increasing assets and that, because the Fund is a closed-end fund without daily inflows and outflows of capital, together with the decline in the Fund’s assets, there were not at this time significant economies of scale to be realized by MCIM in managing the Fund’s assets.

Conclusion: No single factor was determinative to the decision of the Directors. In addition, the Directors’ consideration of the advisory fee arrangements had the benefit of a number of years of reviews during which lengthy discussions took place between the Directors and MCIM representatives. Certain

35

Additional Information

NOVEMBER 30, 2010 (unaudited)

aspects of the arrangements may have received greater scruntity in some years than in others, and the Directors’ conclusions may be based, in part, on information considered in prior years or learned throughout the period of their service. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including the non-interested Directors, concluded that the advisory fee is reasonable in relation to the services provided by MCIM to the Fund, as well as the costs incurred and benefits gained by MCIM in providing such services. As a result, all of the Directors, including the non-interested Directors, approved the continuation of Investment Advisory and Management Agreement. It was noted that the non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Fund Proxy Voting

Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Designation Requirements:

The Fund designates the following for federal income tax purposes for the year ended November 30, 2010.

Foreign Taxes Paid	$1,072,117
Foreign Source Income	$11,888,903

Of the distributions paid by the Fund from ordinary income for the year ended November 30, 2010, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	12.30%
Qualified Dividend Income	59.19%

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

As required, on July 19, 2010, the Fund submitted to the NYSE the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Commission on a quarterly basis on Form N-CSR and Form N-Q.

36

INTENTIONALLY LEFT BLANK

37

Directors & Officers

NOVEMBER 30, 2010 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Age and Address(1)	Position(s) Held	Term of Office and Length
of Officer	with the Fund	of Time Served
Gordon A. Baird*, 42	Director	Since – July 22, 2005
Term expires 2012.

Thomas W. Hunersen*, 52	Director	Since – July 12, 2005
Term expires 2013.

Chris LaVictoire Mahai*, 54	Director	Since – July 12, 2005
Term expires 2011.

Biographical Information of the Interested Directors of the Fund

Name, Age and Address(1)	Position(s) Held	Term of Office and Length
of Officer	with the Fund	of Time Served

Charles Wheeler, 49	Director	Since – June 27, 2008
125 West 55th Street		Term expires 2011.
New York, NY 10019

38

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships
Mr. Baird has been Chief Executive Officer, partner and member of the Board of Paramax Capital Partners (investment management firm) since 2003.	1	None

Mr. Hunersen is Group Executive - Corporate Development at Anglo Irish Bank Corporation, Dublin, Republic of Ireland. Previously he managed CKW Associates, Inc. (investment and consulting company) 2006 - 2009; Head of Strategy Projects - North America, Global Wholesale Banking - Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick Massachusetts, 2001 - 2003.	1	None

Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships

Mr. Wheeler is Senior Managing Director, Macquarie Capital Advisors, Macquarie Capital (USA) Inc., since June 2008. Previously he was Head of the Macquarie Capital Products Group, Macquarie Capital (USA) Inc., September 2007 - June 2008; and Executive Director of Macquarie Group Limited, May 1987 - present (Executive Director of the Macquarie Capital Products group in Australia through August 2007).	1	None

39

Directors & Officers

NOVEMBER 30, 2010 (unaudited)

Biographical Information of the Executive Officers of the Fund

Name, Age and Address(2) of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served
Jon Fitch, 45 1 Shelly Street, Level 10 Sydney, NSW 2000	Chief Executive Officer	Since – July 13, 2005 (Thru May 31, 2010)
Brad Frishberg, 43 125 West 55th Street New York, NY 10019	Chief Executive Officer	Since – May 31, 2010
Richard Butt, 54 125 West 55th Street New York, NY 10019	Chief Financial Officer, Treasurer and Secretary	Since – October 19, 2006
Sally Worrall, 29 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since – April 29, 2008 (Thru April 20, 2010)
Brett Byrd, 43 555 South Flower St., Suite 3300 Los Angeles, CA 90017	Chief Compliance Officer	Since – April 20, 2010

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)	Each officer serves an indefinite term.

*	Member of the Audit Committee

40

Principal Occupation(s) During Past Five Years
CEO, Macquarie Capital Investment Management LLC, February 2004 – present. Equity Analyst, Macquarie Equities Limited, 1995 - 2003.

Managing Director of MCIM since December 2009 - present; Managing Director and US equity portfolio manager at J.P. Morgan Asset Management January 1996 - June 2008.

Mr. Butt is Director and Chairman, Macquarie Capital Investment Management LLC, since September 2006; and President, Macquarie Capital Investment Management LLC, December 2006 - present. Previously he was Director, Macquarie Capital Investment Management (Australia) Limited, November 2006 - February 2008; President Refco Fund Holdings, LLC, November 2003 - August 2006; Senior Vice President, Refco Alternative Investments, LLC, October 2003 - November 2003; President, Refco Alternative Investments, LLC, November 2003 - August 2006; and President, Refco Commodity Management, Inc., September 2005 - August 2006.

CCO, Macquarie Capital Investment Management LLC, September 2008 - April 2010; CCO, Globalis Investments, LLC, July 2008 - May 2009; CCO, Macquarie Funds Management (USA) Inc., April 2009 - April 2010; CCO, Macquarie Global Infrastructure Total Return Fund Inc., April 2008 to April 2010; Compliance Executive, Macquarie Capital Investment Management LLC, January 2007 to September 2008; Previously acted as Compliance Associate, Macquarie Group Limited’s Funds Management Group.

Mr. Byrd is Associate Director, Macquarie Funds Group, since October 2008 and Chief Compliance Officer of Macquarie Capital Investment Management LLC since April 2010; Chief Compliance Officer, Macquarie Funds Management (USA) Inc. since April 2010; Chief Compliance Officer, Four Corners Capital Management, LLC (investment management firm), September 2004 - present; and Chief Compliance Officer, Macquarie Allegiance Capital, LLC (investment management firm), January 2009 - present. Previously he was Chief Compliance Officer, Four Corners - Meyerhoff Investment Management, LLC (fund of hedge fund manager), April 2006 - December 2007.

41

1-800-910-1434

Macquarie Global Infrastructure
Total Return Fund Inc.
125 West 55th Street
New York, NY 10019

MGU-Questions@macquarie.com

www.macquarie.com/mgu

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by the report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that each of the independent directors is an “audit committee financial expert.” Each of Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years ended November 30, 2010 and 2009 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $77,250 and $75,000, respectively.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2010 and 2009 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,000 and $4,038, respectively. These fees are for out-of-pocket expenses related to travelling to complete the Registrant’s audit.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2010 and 2009 for professional services rendered by the principal accountant for tax compliance,

tax advice, and tax planning which includes the filing of federal and excise tax returns and preparation of state tax returns were $63,450 and $67,800, respectively.

(d)  All Other Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2010 and 2009 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 and $0, respectively.

(e)(1)    Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)    No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)        The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2010 and 2009 were $0 and $0, respectively. Services were billed to and provided to an entity under common control with the investment adviser and were for general tax compliance, advisory services, and due diligence reviews.

(h)        The Registrant’s audit committee received annual reports from the Registrant’s independent registered public accounting firm disclosing services provided to the investment adviser’s affiliates throughout the world and have confirmed their independence for both fiscal years ended November 30, 2010 and 2009.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is comprised of the following members: Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen.

Item 6. Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the Registrant’s policies and procedures:

Registrant’s (MGU) Proxy Voting Procedures

Macquarie Capital Investment Manager, LLC (“MCIM”) is the adviser of MGU and is responsible for voting proxies on its behalf. MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU. For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of RiskMetrics to make recommendations to MCIM with respect to voting proxies related to securities held by MGU. RiskMetrics’ recommendations will be based on RiskMetrics’ pre-established voting guidelines.

c) MCIM will review each RiskMetrics recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with a RiskMetrics recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with RiskMetrics’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the RiskMetrics recommendation to ensure that such conflict is avoided. Should MCIM determine that a vote according to RiskMetrics’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Manager

Name	Title	Length of Service	Business Experience During the Past 5 Years
Andrew Maple-Brown	Portfolio Manager	Since August 2009

Mr. Maple-Brown joined Macquarie Group in 2001 in the Debt Markets division where his focus was on infrastructure transactions.

He joined the Registrant’s investment team in 2007 as a Portfolio Manager.

(a)(2) Other Accounts Managed as of November 30, 2010:

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Advisory Fee Based on Performance Number of Accounts and Total Assets
Andrew Maple-Brown	3 /$556.3m	4 /$425.3m	3 /$188.3m	10 /$1,169.9m

Material Conflicts of Interest. Macquarie Capital Investment Management, LLC (the “Adviser”) believes that Mr. Maple-Brown’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts. To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3) Portfolio Manager Compensation as of November 30, 2010:

Base salary. The Portfolio Manager is paid a base salary that is set on an annual basis at a level determined by the Adviser’s parent company, Macquarie Group Limited (“MGL”). In setting the base salary for portfolio managers, MGL’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities and current employment market conditions.

Incentives. The Portfolio Managers are also eligible to receive variable (at risk) performance pay and a long-term incentive in the form of shares. To encourage superior performance, MGL has a formula driven profit share scheme for staff. The size of the profit sharing pool is determined annually by reference to MGL’s after-tax profits and its earnings over and above the estimated cost of capital. The profit sharing pool is allocated to business areas based on various factors, particularly relative contribution to profits taking into account capital usage. Allocations are then made to individuals within the business areas based on their performance and contribution over the year. Individual allocations are primarily linked to outcomes actually achieved in the current year that contribute directly to net profit after tax and return on ordinary equity, the drivers that determine the total profit sharing pool and returns to shareholders. Accordingly, each Portfolio Manager’s share of the profit share pool, which typically forms a substantial part of his respective annual cash compensation, is based on his individual performance (the assessment of which will include the Registrant’s assets under management and the revenues generated by the Registrant).

The Portfolio Manager is also eligible to receive options. The majority of options are allocated to individual executives in broadly the same manner as annual cash incentives (i.e., allocated on the basis of current year performance).

MGL and the Adviser believe that these incentives align the interests of the Portfolio Managers and the portfolios they manage.

(a)(4) Dollar Range of Securities Owned as of November 30, 2010:

Portfolio Manager	Dollar Range of Equity Securities in Registrant[1]
Andrew Maple-Brown	None

1”Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit 12.A.1 to the Registrant’s Form N-CSR for its fiscal year ended November 30, 2009, filed electronically with the Securities and Exchange Commission on February 8, 2010.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	January 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	January 31, 2011

By:	/s/ Richard Butt
Richard Butt
Chief Financial Officer (Principal Financial Officer)

Date:	January 31, 2011